                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 28, 2008

                        Guaranty Federal Bancshares, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                   43-1792717
                     (I.R.S. employer identification number)

                                     0-23325
                            (Commission file number)

                              1341 West Battlefield
                           Springfield, Missouri 65807
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (417) 520-4333

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
[_] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR240.13e-4(c))

                              INCLUDED INFORMATION

Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) As previously reported in the proxy statement of Guaranty Federal
Bancshares, Inc. (the "Company") for its annual meeting held on May 28, 2008,
Wayne V. Barnes has elected of his own accord to retire as a director of the
Company. His retirement was effective as of the date of the Company's annual meeting on May 28, 2008.

(d) The board of directors of the Company elected John F. Griesemer as a director of the Company on May 29, 2008 to fill the vacancy created by the retirement described above. He was also appointed to the nominating committee of the board of directors.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Guaranty Federal Bancshares, Inc.

                                        By: /s/ Shaun A. Burke
                                        -------------------------------------
                                        Shaun A. Burke
                                        President and Chief Executive Officer

Date: June 3, 2008